UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2024

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Carnegie Ave, 4th Floor

Cleveland, OH 44103

(Address of principal executive offices) (Zip Code)

(646) 813-4701
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Abeona Therapeutics Inc. (the “Company”) approved the Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan (the “A&R Plan”) at the Company’s annual meeting of stockholders on April 24, 2024 (the “Annual Meeting”). The Company’s Board of Directors (the “Board”), upon the recommendation of the Compensation Committee of the Board, previously approved the A&R Plan on March 15, 2024, subject to stockholder approval. Additional information regarding the results of the Annual Meeting is set forth below in this Report under Item 5.07.

The A&R Plan increases the number of common shares, par value $0.01 per share, of the Company reserved for issuance under the plan by 1,500,000 shares, from 1,700,000 shares to 3,200,000 shares.

The foregoing description of the A&R Plan does not purport to be complete and is qualified in its entirety by the full text of the A&R Plan, which is attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 19, 2024, and is incorporated by reference herein as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held virtually on April 24, 2024 at 9:00 a.m., Eastern Time. The following matters were acted upon:

Proposal 1. Election of Directors.

Leila Alland and Vishwas Seshadri were elected to serve as Class 2 directors of the Company until the 2027 annual meeting of stockholders and until their successors are elected and qualified. The results of the election of directors are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leila Alland	8,985,852	958,122	12,938	5,093,839
Vishwas Seshadri	9,922,210	21,390	13,312	5,093,839

Proposal 2. Approval of an Increase in the Number of Shares Reserved for Issuance Under the A&R Plan.

A proposal to approve an increase in the number of shares reserved for issuance under the A&R Plan from 1,700,000 to 3,200,000 shares was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,358,912	570,314	27,686	5,093,839

Proposal 3. Advisory Vote on Compensation of Named Executive Officers.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,529,727	402,844	24,341	5,093,839

Proposal 4. Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.

A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,720,159	136,942	193,650	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan (incorporated by reference to our Definitive Proxy Statement on Schedule 14A filed on March 19, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Joseph Vazzano
Name:	Joseph Vazzano
Title:	Chief Financial Officer

Date: April 24, 2024